Annual
Report

March 31, 2000

Templeton Emerging Markets
Appreciation Fund, Inc.



[FRANKLIN TEMPLETON LOGO]

PAGE

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund share prices. We appreciate your past support and look forward to serving your investment needs in the years to come.


[PHOTO OF MARK MOBIUS APPEARS HERE]

Mark Mobius
PRESIDENT
TEMPLETON EMERGING MARKETS
APPRECIATION FUND, INC.

Mark Mobius has been living in emerging market countries since earning his Ph.D. in Economics and Political Science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.


PAGE


SHAREHOLDER LETTER



-------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON EMERGING MARKETS APPRECIATION FUND SEEKS CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN A PORTFOLIO OF EQUITY SECURITIES AND DEBT OBLIGATIONS OF ISSUERS IN EMERGING MARKET COUNTRIES.
-------------------------------------------------------------------------------

Dear Shareholder:

This annual report of Templeton Emerging Markets Appreciation Fund covers the 12 months ended March 31, 2000. During this period, stock markets in many emerging market countries rose as several of these nations experienced economic growth. The creditworthiness of bond issuers, particularly that of sovereign governments, also generally improved during the reporting period as many countries benefited from rising commodity prices. Also, in response to past financial crises, many governments implemented and generally adhered to prudent economic policies and regained access to external financial support. However, other emerging market countries faced economic and political challenges, resulting in declining stock and bond prices.


All portfolio holdings mentioned in the report are listed by their complete legal titles in the Fund's Statement of Investments (SOI), which is a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 9.


CONTENTS


Shareholder Letter ......................................       1

Performance Summary .....................................       6

Important Notice to
Shareholders ............................................       7

Financial Highlights &
Statement of Investments ................................       8

Financial Statements ....................................      18

Notes to Financial
Statements ..............................................      21

Independent Auditors'
Report ..................................................      24

Tax Designation .........................................      25


[PYRAMID GRAPHIC]

Global
Growth
Growth & Income
Income
Tax-Free Income


PAGE


ASSET ALLOCATION
Based on Total Net Assets
03/31/00

[PIE CHART GRAPHIC]

Equity                                       61.5%
Fixed-Income Securities                      35.4%
Short-Term Investments & Other Net Assets     3.1%




GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
03/31/00

[PIE CHART GRAPHIC]

Latin America                                45.8%
Asia                                         24.9%
Europe                                       18.9%
Mid-East/Africa                               7.3%
Short-Term Investments & Other Net Assets     3.1%

In Asia, many emerging market countries experienced significant economic recovery. China's agreement with the U.S. concerning possible membership in the World Trade Organization was an encouraging development, and Disney(R) Corp.'s decision to build a theme park in Hong Kong helped to boost the local economy and contributed to a rise in its securities markets. For much of the reporting period, Thailand's economy had been recovering more slowly than the economies of many other Asian countries. However, late in the period, Thailand's economy seemed poised to start catching up. While there has been concern about political turmoil and the pace of reform, economic growth began to exceed expectations, inflation was low, and growing imports indicated a robust level of domestic consumption. In addition, the Thai government passed legislation opening up the economy to more foreign economic participation. These developments culminated in the International Monetary Fund's announcement that the country will not need to renew its US$17 billion loan package as scheduled in June 2000.

During the reporting period, many Latin American countries also enjoyed economic growth. The release of stronger-than-expected economic data concerning Mexico, the successful conclusion of this country's first primary election in over half a century, and the approval of a US$1 billion "Fund to Strengthen the State" contributed to increased investor confidence in that nation. Announcement of plans by Mexico's government to invest almost US$1.5 billion in its energy sector also assisted in boosting market sentiment even further. In Brazil, the government's reform drive regained momentum and, combined with better-than-expected economic data, helped to strengthen investor confidence there. Investor confidence in South Africa also rose as the government announced plans to accelerate the reform of state industries. A


2
PAGE


compromise with the European Union (EU) allowing free-trade talks to resume, and a budget incorporating a lower-than-expected deficit, as well as a schedule to reduce inflation and ease foreign exchange controls, also contributed to positive market sentiment about South Africa.

Throughout the period, the EU played a dominant role in the development of many Eastern European countries. Vying to be included in the next list of EU candidates, Poland, Slovakia, Hungary and the Czech Republic adopted economic measures in efforts to meet EU standards. Despite international concern about the ongoing military campaign in Chechnya, which led to sanctions by the European Union, Russia's markets performed well. On December 31, 1999, Boris Yelstin announced his resignation and appointed Prime Minister Vladimir Putin as acting president. On March 26, 2000, Putin was formally elected to the office of president.

Within this environment, Templeton Emerging Markets Appreciation Fund produced a +13.50% one-year cumulative total return in market-price terms for the period ended March 31, 2000, as shown in the Performance Summary on page 6. Based on change in net asset value, the Fund's cumulative total return for the same period was +29.27%. The Morgan Stanley Capital International(R) (MSCI) Emerging Markets Free Index and J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) returned 51.59% and 29.05%, respectively, during the same period.(1)

During the 12 months under review, we made a number of changes to the Fund's portfolio in order to take advantage of what we believed were bargains to be found elsewhere. We sold our


(1) Source: Standard & Poor's Micropal (MSCI); J.P. Morgan. The MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries in regions such as Latin America, Eastern Europe, and Asia. The J.P. Morgan EMBI+ tracks total returns for external debt instruments in 16 emerging market countries. Market returns are measured in U.S. dollars. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


TOP 10 COUNTRIES
REPRESENTED IN THE FUND*
3/31/00


                  % OF TOTAL
COUNTRY           NET ASSETS
----------------------------
Brazil                 16.7%
Mexico                 13.8%
Turkey                  7.7%
Argentina               6.8%
South Africa            5.1%
Hong Kong               4.8%
Venezuela               4.7%
South Korea             4.6%
Thailand                4.6%
Indonesia               4.0%


* Excludes short-term investments and other net assets.


                                                                               3
PAGE

TOP 10 HOLDINGS
03/31/00


COMPANY,                              % OF TOTAL
INDUSTRY, COUNTRY                     NET ASSETS
------------------------------------------------
Telefonos de Mexico SA
(Telmex), Series L, ADR,
Telecommunications, Mexico                  5.0%

Republic of Venezuela,
9.25%, 9/15/27,
Government Bonds,
Venezuela                                   2.8%

Korea Electric Power Corp.,
Utilities Electrical & Gas,
South Korea                                 2.5%

Republic of Brazil,
14.50%, 10/15/09,
Government Bonds, Brazil                    2.5%

Republic of Turkey,
144A, 10.00%, 9/19/07,
Government Bonds, Turkey                    1.9%

United Mexican States,
9.875%, 1/15/07,
Government Bonds, Mexico                    1.8%

CEZ AS,
Utilities Electrical & Gas,
Czech Republic                              1.8%

Republic of Turkey,
11.875%, 1/15/30,
Government Bonds, Turkey                    1.7%

Centrais Eletricas
Brasileiras SA (Eletrobras),
B, pfd.,
Utilities Electrical & Gas, Brazil          1.4%

Republic of Brazil,
10.125%, 5/15/27,
Government Bonds, Brazil                    1.4%

positions in Ghana and Zimbabwe and initiated holdings in Taiwan, Estonia, Croatia and Greece. In March, Moody's Investors Service, an independent credit rating agency, upgraded Mexican debt to an investment grade rating. We sold some of our Mexican bond holdings for a profit and used the proceeds to purchase debt securities from Argentina, Brazil and Venezuela.

Looking forward, we are optimistic about emerging markets and Templeton Emerging Markets Appreciation Fund over the long term. We believe that economic recovery and growth in emerging markets could continue, with some corrections, for the next several years, and that equity markets of many developing countries may continue to perform well. As for bonds, we expect the recent positive trend in credit fundamentals of emerging market countries to continue. However, given the possibility of market volatility in the near term, we will continue to pursue a defensive credit and duration posture. In general, our focus will continue to be on bonds from countries we believe are making structural reform progress and adhering to responsible fiscal and monetary management policies. In our opinion, the underlying value of securities from such countries may increase as a result of better economic performance and improved creditworthiness.

Of course, investing in foreign securities involves special risks, such as adverse economic, social and political developments in countries where the Fund invests, as well as market and currency volatility. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the


4
PAGE


consequences of severe market corrections. For example, Mexico's equity market has increased 4,412% in the last 15 years, but has suffered eight declines of more than 15% during that time.(2) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. In addition, the Fund may also invest in "junk bonds," which entail greater credit risks than higher-rated bonds.


We thank you for your participation in Templeton Emerging Markets Appreciation Fund, welcome your comments and suggestions, and look forward to serving your future investment needs.

Sincerely,


/s/MARK MOBIUS

MARK MOBIUS
President
Templeton Emerging Markets Appreciation Fund, Inc.



(2). Source: Mexico Bolsa Index. Based on quarterly percentage price change over 15 years ended March 31, 2000. Return is measured in U.S. dollars and does not include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of March 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------

                                                                               5
PAGE

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

Past expense reductions by the Fund's Business Manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

-------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. The Fund may also invest in lower-rated "junk bonds," which entail greater risk than higher-rated bonds. You may have a gain or loss when you sell your shares.
-------------------------------------------------------------------------------


ONE-YEAR PERFORMANCE SUMMARY
AS OF 3/31/00

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.


PERFORMANCE

One-Year Total Return               +29.27% (Based on change in Net Asset Value)
                                    +13.50% (Based on change in Market Price)
Net Asset Value (NAV)               $14.48 (3/31/00)   $11.73 (3/31/99)
Change in NAV                       +$2.75
Market Price (NYSE)                 $10.50 (3/31/00)   $9.6875 (3/31/99)
Change in Market Price              +$0.8125
Distributions (4/1/99-3/31/00)      Dividend Income    $0.5532


ADDITIONAL PERFORMANCE

                                                            Inception
                                      1-Year     5-Year     (4/29/94)
---------------------------------------------------------------------
Cumulative Total Return(1)
   Based on change in
   net asset value                   +29.27%    +75.48%     +55.52%
   Based on change in
   market price                      +13.50%    +22.01%      +8.28%
Average Annual Total Return(2)
   Based on change in
   net asset value                   +29.27%    +11.90%      +7.78%
   Based on change in
   market price                      +13.50%     +4.06%      +1.36%

Past performance does not guarantee future results.
For updated performance figures, please call Franklin Templeton at 1-800/342-5236.


6
PAGE


IMPORTANT NOTICE TO SHAREHOLDERS

-------------------------------------------------------------------------------
ADOPTION OF DEFINITIONS OF "EMERGING MARKET" AND "EMERGING MARKET COMPANY." The Fund's Board of Directors uses the following definitions of "emerging market" and "emerging market company" to reflect the dynamic nature of what constitutes an "emerging market" or an "emerging market company." The following definitions generally will be used in managing the Fund's portfolio:

"Emerging market" countries are (i) countries that are generally considered low or middle income countries by the International Bank of Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by the United Nations or otherwise regarded by their authorities as developing; or (iii) countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International(R) World Index.

"Emerging market companies" are (i) companies whose principal securities trading markets are in emerging market countries; or (ii) companies that derive a significant share of their total revenue from either goods or services produced or sales made in emerging market countries; or (iii) companies that have a significant portion of their assets in emerging market countries; or (iv) companies that are linked to currencies of emerging market countries; or (v) companies that are organized under the laws of, or with principal offices in, emerging market countries.

These definitions as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds. The Board of Directors may change these definitions without shareholder approval.

INVESTMENT OF CASH BALANCES. The U.S. Securities and Exchange Commission granted the Franklin Templeton Funds an order that allows the funds, including Templeton Emerging Markets Appreciation Fund, Inc., to invest their uninvested cash balances in affiliated Franklin Templeton money market funds. Among the conditions of the SEC order are that the funds will not pay sales loads or distribution fees and that there will be no layering of investment advisory fees, with regard to their investments in the Franklin Templeton money market funds. Subject to these and other conditions of the SEC order, the Fund may invest cash balances in Franklin Templeton money market funds. The Board of Directors of the Fund has approved a change in the Fund's policy limiting investments in affiliated funds in order to allow the Fund to do so.
-------------------------------------------------------------------------------

                                                                               7
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Highlights

                                                                                  YEAR ENDED MARCH 31,
                                                              ------------------------------------------------------------
                                                               2000+         1999         1998         1997         1996
                                                              ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year......................       $11.73        $13.35       $15.17       $13.41       $12.05
                                                              ------------------------------------------------------------
Income from investment operations:
 Net investment income..................................          .49           .56          .56          .62          .69
 Net realized and unrealized gains (losses).............         2.81         (1.77)        (.23)        2.27         1.64
                                                              ------------------------------------------------------------
Total from investment operations........................         3.30         (1.21)         .33         2.89         2.33
                                                              ------------------------------------------------------------
Less distributions from:
 Net investment income..................................         (.55)         (.41)        (.72)        (.51)        (.86)
 Net realized gains.....................................           --            --        (1.24)        (.62)        (.11)
 In excess of net realized gains........................           --            --         (.19)          --           --
                                                              ------------------------------------------------------------
Total distributions.....................................         (.55)         (.41)       (2.15)       (1.13)        (.97)
                                                              ------------------------------------------------------------
Net asset value, end of year............................       $14.48        $11.73       $13.35       $15.17       $13.41
                                                              ============================================================
Total Return
 Based on market value per share........................       13.50%      (19.96)%       15.12%         .40%       15.57%
 Based on net asset value per share.....................       29.27%       (8.34)%        3.31%       22.40%       19.34%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).........................      $63,505       $51,433      $58,520      $65,075      $57,516
Ratios to average net assets:
 Expenses...............................................        1.88%         1.90%        1.88%        1.83%        1.64%
 Net investment income..................................        3.54%         4.97%        3.76%        4.29%        5.29%
Portfolio turnover rate.................................       54.73%        42.68%       74.67%      114.78%       26.92%

+Based on average weighted shares outstanding.


                       See Notes to Financial Statements.
 8

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000

                                                                      COUNTRY             SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 53.1%
AEROSPACE & MILITARY TECHNOLOGY .2%
Empresa Brasileira de Aeronautica SA........................           Brazil                21,000     $   107,708
                                                                                                        -----------
APPLIANCES & HOUSEHOLD DURABLES .6%
Arcelik AS, Br. ............................................           Turkey             6,475,833         362,853
                                                                                                        -----------
AUTOMOBILES
*Ford Otomotiv Sanayi AS....................................           Turkey               161,000           8,064
*GAZ Auto Works.............................................           Russia                   150           6,075
                                                                                                        -----------
                                                                                                             14,139
                                                                                                        -----------
BANKING 7.5%
Akbank......................................................           Turkey            41,721,552         779,246
Banco de Galicia y Buenos Aires SA, B.......................         Argentina                7,200          36,520
*Bangkok Bank Public Co. Ltd. ..............................          Thailand               79,500          82,002
*Bangkok Bank Public Co. Ltd., fgn. ........................          Thailand                6,340          10,899
Bank Austria AG.............................................          Austria                 7,880         383,805
*Bank Polska Kasa Opieki Grupa Pekao SA.....................           Poland                 2,500          33,600
Bank Rozwoju Eksportu SA....................................           Poland                 2,830         102,112
Bank Slaski SA W Katowicach.................................           Poland                 3,630         240,857
Commercial International Bank Ltd. .........................           Egypt                  4,000          47,504
DBS Group Holdings Ltd. ....................................         Singapore                4,163          55,004
*Grupo Financiero Banamex Accival SA de CV..................           Mexico               144,910         663,579
*Grupo Financiero Bancomer SA de CV.........................           Mexico               517,500         292,178
Hana Bank...................................................        South Korea               3,400          20,764
*Hansabank Ltd. ............................................          Estonia                 7,700          65,622
HSBC Holdings PLC...........................................         Hong Kong               14,463         169,028
OTP Bank....................................................          Hungary                 1,950         105,171
Oversea Chinese Banking Corp. Ltd. .........................         Singapore               35,950         222,783
*Thai Farmers Bank Public Co. Ltd. .........................          Thailand              585,200         530,100
*Thai Farmers Bank Public Co. Ltd., fgn. ...................          Thailand              309,300         341,531
*Turkiye Garanti Bankasi AS.................................           Turkey             8,968,000         114,203
Unibanco Uniao de Bancos Brasileiros SA, GDR................           Brazil                 4,690         148,908
United Overseas Bank Ltd., fgn. ............................         Singapore               41,200         252,909
Yapi Ve Kredi Bankasi AS....................................           Turkey             1,985,000          53,084
                                                                                                        -----------
                                                                                                          4,751,409
                                                                                                        -----------
BEVERAGES & TOBACCO 1.9%
Austria Tabak AG............................................          Austria                   640          24,497
Bavaria SA..................................................          Colombia                3,400          14,850
Coca Cola Femsa SA de CV, Series L, ADR.....................           Mexico                 2,350          43,622
Fomento Economico Mexicano SA de CV Femsa...................           Mexico                 1,590          71,550
Fraser and Neave Ltd. ......................................         Singapore              109,300         311,829
Grupo Modelo SA de CV, C....................................           Mexico                21,500          46,053
PT Gudang Garamm............................................         Indonesia               46,000          87,807

                                                                               9
PAGE
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (CONT.)

                                                                      COUNTRY             SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BEVERAGES & TOBACCO (CONT.)
Quilmes Industrial SA, ADR..................................         Argentina               12,800     $   134,400
South African Breweries PLC.................................        South Africa             56,760         433,614
Tabak AS....................................................       Czech Republic                60          10,806
                                                                                                        -----------
                                                                                                          1,179,028
                                                                                                        -----------
BUILDING MATERIALS & COMPONENTS 1.8%
Akcansa Cimento Sanayi Ve Ticaret AS........................           Turkey               500,000          10,188
Associated Cement Companies Ltd. ...........................           India                  6,600          21,251
Cementos Argos SA...........................................          Colombia               64,600         150,148
Cemex SA....................................................           Mexico               128,354         582,233
*PT Indocement Tunggal Prakarsa.............................         Indonesia               95,000          35,139
PT Semen Gresik (Persero), TBK..............................         Indonesia               98,740         112,827
*Siam Cement Public Co. Ltd., fgn. .........................          Thailand                9,330         227,019
Suez Cement Co. ............................................           Egypt                    900          12,131
                                                                                                        -----------
                                                                                                          1,150,936
                                                                                                        -----------
CHEMICALS .9%
Borsodchem RT...............................................          Hungary                 4,650         180,688
Israel Chemicals Ltd. ......................................           Israel                 9,000          11,475
Reliance Industries Ltd. ...................................           India                 10,150          73,207
*Slovnaft AS................................................      Slovak Republic             8,000         128,517
Tiszai Vegyi Kombinat RT....................................          Hungary                 9,550         175,109
                                                                                                        -----------
                                                                                                            568,996
                                                                                                        -----------
CONSTRUCTION & HOUSING .1%
*Italian-Thai Development Public Co. Ltd., fgn. ............          Thailand               27,300          19,856
YTL Corp. Bhd. .............................................          Malaysia                7,000          13,263
                                                                                                        -----------
                                                                                                             33,119
                                                                                                        -----------
DATA PROCESSING & REPRODUCTION 1.6%
Comparex Holdings Ltd. .....................................        South Africa              2,500           4,450
Elron Electronic Industries Ltd. ...........................           Israel                 1,130          42,662
Formula Systems Ltd. .......................................           Israel                 2,550         158,127
*Fundtech Ltd. .............................................           Israel                 3,080          80,080
*Graphisoft NV..............................................          Hungary                   100           2,057
*Korea Data Systems.........................................        South Korea               7,050          77,182
Legend Holdings Ltd. .......................................         Hong Kong               16,000          24,966
*Mashov Computers Ltd. .....................................           Israel                 1,700          13,548
NIIT Ltd. ..................................................           India                  2,660         125,115
Optimus SA, D...............................................           Poland                 1,350          82,383
Prokom Software SA..........................................           Poland                 5,540         304,536
*Technomatix Technologies Ltd. .............................           Israel                   443          19,215
*Vocaltec Communications Ltd. ..............................           Israel                 3,030          88,249
                                                                                                        -----------
                                                                                                          1,022,570
                                                                                                        -----------

 10
PAGE
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (CONT.)

                                                                      COUNTRY             SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRICAL & ELECTRONICS 1.5%
Creative Technology Ltd. ...................................         Singapore                1,150     $    36,507
Empresa Nacional de Electricidad SA, ADR....................           Chile                  3,991          43,402
*Orbotech Ltd. .............................................           Israel                   590          50,150
Phoenixtec Power Co. Ltd. ..................................           Taiwan                 5,000          11,502
Samsung Electronics Co. Ltd. ...............................        South Korea               1,876         568,613
Samsung SDI Co. Ltd. .......................................        South Korea               2,725         101,086
*Shin Corporations Public Company Ltd., fgn. ...............          Thailand               16,700         121,904
*Sunplus Technology Company Ltd. ...........................           Taiwan                 4,000          25,501
*Tower Semiconductor Ltd. ..................................           Israel                   480          10,920
                                                                                                        -----------
                                                                                                            969,585
                                                                                                        -----------
ELECTRONIC COMPONENTS & INSTRUMENTS .7%
*China Aerospace International Holdings Ltd. ...............         Hong Kong              229,000          72,790
*Crystal Systems Solutions Ltd. ............................           Israel                   710           9,718
*Galileo Technology Ltd. ...................................           Israel                13,940         254,405
*Opto Technology Corp. .....................................           Taiwan                 5,000           9,448
*Via Technologies Inc. .....................................           Taiwan                 7,000         104,666
                                                                                                        -----------
                                                                                                            451,027
                                                                                                        -----------
ENERGY SOURCES 2.2%
*Gas Authority Of India Ltd., GDR...........................           India                  2,000          15,100
Hindustan Petroleum Corporation Ltd. .......................           India                  2,500           7,554
*Hub Power Co. Ltd. ........................................          Pakistan              259,000         140,243
Lukoil Holdings, ADR........................................           Russia                 2,640         155,760
Mol Magyar Olay-Es Gazipari RT..............................          Hungary                 7,290         141,568
OMV AG......................................................          Austria                 2,020         154,480
*PC Holdings SA, B..........................................         Argentina              197,704         340,204
*Polski Koncern Naftowy SA..................................           Poland                14,800          82,431
*PTT Exploration & Production Public Co. Ltd., fgn. ........          Thailand               10,400          53,637
Sasol Ltd. .................................................        South Africa             42,800         266,805
SK Corp. ...................................................        South Korea                1540          35,531
                                                                                                        -----------
                                                                                                          1,393,313
                                                                                                        -----------
FINANCIAL SERVICES .2%
*African Bank Investments Ltd. .............................        South Africa             17,900          37,879
BOE Ltd. ...................................................        South Africa             62,020          51,833
*Old Mutual PLC.............................................        South Africa             21,020          49,964
                                                                                                        -----------
                                                                                                            139,676
                                                                                                        -----------
FOOD & HOUSEHOLD PRODUCTS 1.9%
Chareon Pokphand Feedmill Public Co. Ltd., fgn. ............          Thailand               82,810         315,383
*Grupo Bimbo SA de CV, A....................................           Mexico                21,000          35,072
Mavesa SA, ADR..............................................         Venezuela                  944           2,478
*PT Indofoods Sukses Makmurr................................         Indonesia              262,500         199,389
San Miguel Corp., B.........................................        Philippines             194,200         228,998

                                                                              11
PAGE
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (CONT.)

                                                                      COUNTRY             SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOOD & HOUSEHOLD PRODUCTS (CONT.)
Serm Suk Public Co. Ltd., fgn. .............................          Thailand                1,300     $     5,604
Tiger Brands Ltd. ..........................................        South Africa             19,273         200,239
Vitro SA....................................................           Mexico               118,000         188,424
                                                                                                        -----------
                                                                                                          1,175,587
                                                                                                        -----------
FOREST PRODUCTS & PAPER 1.8%
*Aracruz Celulose SA, ADR...................................           Brazil                18,100         383,494
*Asia Pulp & Paper Co. Ltd., ADR............................         Indonesia               13,490          99,489
Mayr-Melnhof Karton AG......................................          Austria                   463          23,308
Nampak Ltd. ................................................        South Africa             50,808         117,996
*PT Indah Kiat Pulp & Paper Corp. ..........................         Indonesia              951,500         314,234
*PT Tjiwi Kimia TBK.........................................         Indonesia               60,500          14,386
Sappi Ltd. .................................................        South Africa             20,827         161,015
                                                                                                        -----------
                                                                                                          1,113,922
                                                                                                        -----------
HEALTH & PERSONAL CARE .6%
Gedeon Richter Ltd. ........................................          Hungary                 4,270         280,754
Pliva D D, GDR, Reg S.......................................          Croatia                   300           4,598
Teva Pharmaceutical Industries Ltd., ADR....................           Israel                 2,280          85,073
                                                                                                        -----------
                                                                                                            370,425
                                                                                                        -----------
INDUSTRIAL COMPONENTS
Madeco Manufacturera de Cobre SA, ADR.......................           Chile                    710           7,810
                                                                                                        -----------
INSURANCE .4%
Compania Suramericana de Inversiones SA.....................          Colombia               31,706          32,717
Fedsure Holdings Ltd. ......................................        South Africa             14,800          84,797
Liberty Life Association of Africa Ltd. ....................        South Africa             14,028         133,957
Warta SA....................................................           Poland                   174           7,753
                                                                                                        -----------
                                                                                                            259,224
                                                                                                        -----------
LEISURE & TOURISM .2%
Genting Bhd. ...............................................          Malaysia                3,000          12,474
*Hong Kong & Shanghai Hotels Ltd. ..........................         Hong Kong                9,000           4,594
Kersaf Investments Ltd. ....................................        South Africa              4,900          17,369
*Orbis SA...................................................           Poland                 4,600          43,221
Overseas Union Enterprise Ltd. .............................         Singapore               14,200          37,025
Resorts World Bhd. .........................................          Malaysia                7,000          23,211
Shangri-La Asia Ltd. .......................................         Hong Kong                8,000           8,990
                                                                                                        -----------
                                                                                                            146,884
                                                                                                        -----------

 12
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (CONT.)

                                                                      COUNTRY             SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MACHINERY & ENGINEERING .3%
*Samsung Heavy Industries Co. Ltd. .........................        South Korea              28,894     $   105,354
Sembcorp Marine Ltd. .......................................         Singapore               98,000          83,648
Tata Engineering & Locomotive Co. ..........................           India                  5,900          18,320
                                                                                                        -----------
                                                                                                            207,322
                                                                                                        -----------
MERCHANDISING .3%
Dairy Farm International Holdings Ltd. .....................         Hong Kong              118,350          75,744
Siam Makro Public Company Ltd., fgn. .......................          Thailand               45,200          57,860
*Tansas Izmir Buyuksehir Belediyesi Ic Ve Dis...............           Turkey                25,000           5,412
*Wal-Mart de Mexico SA de CV, V.............................           Mexico                24,378          57,787
                                                                                                        -----------
                                                                                                            196,803
                                                                                                        -----------
METALS & MINING 2.2%
Anglo American PLC..........................................        South Africa             17,382         802,573
Companhia Siderurgica Nacional Sid Nacional CSN.............           Brazil               660,000          23,298
Iscor Ltd. .................................................        South Africa             63,621         170,110
Natsteel Ltd. ..............................................         Singapore              141,000         329,728
Palabora Mining Co. Ltd. ...................................        South Africa              3,800          17,708
PT Timah TBK................................................         Indonesia              178,500          73,098
                                                                                                        -----------
                                                                                                          1,416,515
                                                                                                        -----------
MISC MATERIALS & COMMODITIES .2%
De Beers/Centenary Linked Units, Reg. ......................        South Africa              3,740          87,428
*Golden Agri-Resources Ltd. ................................         Singapore              105,000          22,713
Golden Hope Plantations Bhd. ...............................          Malaysia                8,000           7,495
IOI Corp. Bhd. .............................................          Malaysia               20,000          14,526
                                                                                                        -----------
                                                                                                            132,162
                                                                                                        -----------
MULTI-INDUSTRY 6.5%
Barlow Ltd. ................................................        South Africa             48,340         319,805
CG Smith Ltd. ..............................................        South Africa            104,930           1,603
Cheung Kong Holdings Ltd. ..................................         Hong Kong               54,000         807,937
China Resources Enterprises Ltd. ...........................           China                  8,000          10,993
Citic Pacific Ltd. .........................................         Hong Kong              141,000         854,710
Clal Industries Ltd. .......................................           Israel                 1,217          14,851
*DESC SA de CV DESC, B......................................           Mexico                47,500          34,700
*Dimension Data Holdings Ltd. ..............................        South Africa              1,250          11,096
*Dogan Sirketler Grubu Holding AS...........................           Turkey             6,236,000         227,649
Egis RT.....................................................          Hungary                   796          39,511
Elektrim SA.................................................           Poland                14,550         211,406
Haci Omer Sabanci Holding AS................................           Turkey             8,714,560         159,065
*Haci Omer Sabanci Holding AS., rts., 4/06/00...............           Turkey             3,856,000          91,661
Hutchison Whampoa Ltd. .....................................         Hong Kong               21,000         378,925
ITC Ltd. ...................................................           India                  3,500          58,996
Jardine Matheson Holdings Ltd. .............................         Hong Kong               72,670         281,960
Koc Holding AS..............................................           Turkey               115,000          25,384

                                                                              13
PAGE
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (CONT.)

                                                                      COUNTRY             SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY (CONT.)
Koor Industries Ltd. .......................................           Israel                   831     $    77,193
*P.T. Astra International, wts., 12/31/03...................         Indonesia              163,229          58,960
Rembrandt Group Ltd. .......................................        South Africa             22,400         198,503
Sembcorp Industries Ltd. ...................................         Singapore               55,336          56,290
SIME Darby Bhd. ............................................          Malaysia               12,000          15,663
Tongaat-Hulett Group Ltd. ..................................        South Africa              9,400          46,677
United Industrial Corporation Ltd. .........................         Singapore              342,000         143,958
                                                                                                        -----------
                                                                                                          4,127,496
                                                                                                        -----------
REAL ESTATE .2%
*Filinvest Development Corp. ...............................        Philippines              39,000           1,574
First Capital Corp. Ltd. ...................................         Singapore                1,200           1,024
Hang Lung Development Co. Ltd. .............................         Hong Kong              112,000          92,057
Henderson China Holdings Limited............................         Hong Kong                2,000             950
Hong Kong Land Holdings Ltd. ...............................         Hong Kong               35,400          49,206
*Land and House Public Co. Ltd., fgn. ......................          Thailand               21,356          12,285
                                                                                                        -----------
                                                                                                            157,096
                                                                                                        -----------
TELECOMMUNICATIONS 13.3%
*Advanced Info Service Public Co. Ltd., fgn.................          Thailand                4,700          70,854
BEC World Public Co Ltd., fgn. .............................          Thailand               18,520         136,169
Cable & Wireless HKT Ltd. ..................................         Hong Kong               86,400         226,361
*Cesky Telecom AS...........................................       Czech Republic             1,550          34,074
*China Telecom HK Ltd. .....................................           China                 21,000         184,069
Cia de Telecomunicaciones de Chile SA, ADR..................           Chile                 23,246         528,847
Compania Anonima Nacional Telefonos de Venezuela, ADR.......         Venezuela               13,190         382,510
ECI Telecom Ltd. ...........................................           Israel                 2,320          72,790
Eesti Telekom AS, GDR, Reg S................................          Estonia                   550          15,262
Hellenic Telecommunications Organization SA.................           Greece                   110           3,127
*Jasmine International Public Co. Ltd., fgn. ...............          Thailand               14,000           8,979
Mahanagar Telephone Nigam Ltd. .............................           India                 10,500          56,588
Pakistan Telecommunications Corp. PTC, A....................          Pakistan              305,000         193,068
Philippine Long Distance Telephone Co., ADR.................        Philippines              17,580         385,661
PT Indosat..................................................         Indonesia               96,000         163,593
PT Telekomunikasi Indonesia (Persero), B....................         Indonesia            1,489,780         723,242
*Rostelecom, ADR............................................           Russia                13,690         325,138
Singapore Telecommunications Ltd. ..........................         Singapore                2,000           2,853
Smartone Telecommunications Holdings Ltd. ..................         Hong Kong                8,000          29,230
Telecom Argentina Stet-France SA, (Teco), B, ADR............         Argentina               19,098         663,656
*Telecomasia Corp. Public Co. Ltd., fgn. ...................          Thailand              170,000         281,010
Telefonica del Peru SA, ADR.................................            Peru                  7,000         119,000
Telefonos de Mexico SA (Telmex), Series L, ADR..............           Mexico                47,160       3,159,720
Telekom Malaysia Bhd. ......................................          Malaysia                3,000          12,316
Telekomunikacja Polska SA...................................           Poland                28,000         256,302
*Total Access Communication Public Co. Ltd. ................          Thailand               88,500         283,200
*TTI Team Telecom International Ltd. .......................           Israel                  1100          36,300

 14
PAGE
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (CONT.)

                                                                      COUNTRY             SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TELECOMMUNICATIONS (CONT.)
TV Azteca SA de CV, ADR.....................................           Mexico                   100     $     1,475
*United Communications Industries, fgn. ....................          Thailand               42,000          45,821
*Vimpel Communications, ADR.................................           Russia                   312          13,202
                                                                                                        -----------
                                                                                                          8,414,417
                                                                                                        -----------
TRANSPORTATION .4%
Keppel Corp., Ltd. .........................................         Singapore              112,600         264,631
*Thai Airways International Public Co. Ltd., fgn. ..........          Thailand                5,900           6,866
                                                                                                        -----------
                                                                                                            271,497
                                                                                                        -----------
UTILITIES ELECTRICAL & GAS 5.6%
BSES Ltd. ..................................................           India                    981           5,350
*CEZ AS.....................................................       Czech Republic           362,450       1,156,776
Electricidad de Caracas SAICA SACA, ADR.....................         Venezuela               28,030         395,924
*Electricity Generating Public Company Ltd., fgn. ..........          Thailand                7,000           8,238
Enersis SA, ADR.............................................           Chile                  1,863          37,842
Korea Electric Power Corp. .................................        South Korea              56,210       1,602,004
Mosenergo, ADR..............................................           Russia                 5,270          35,572
Mosenergo, GDR..............................................           Russia                13,300          85,015
Nafta Gbely AS..............................................      Slovak Republic               960           7,050
Transportadora de Gas del Sur SA, B, ADR....................         Argentina                1,090           9,265
Unified Energy Systems......................................           Russia               943,900         183,117
Unified Energy Systems, ADR.................................           Russia                 1,800          34,650
                                                                                                        -----------
                                                                                                          3,560,803
                                                                                                        -----------
TOTAL COMMON STOCKS (COST $25,977,360)......................                                             33,702,322
                                                                                                        -----------
PREFERRED STOCKS 8.4%
Banco Bradesco SA, pfd. ....................................           Brazil            27,159,344         223,812
*Celular CRT Participacoes SA, pfd..........................           Brazil               170,500          78,165
Centrais Eletricas Brasileiras SA (Electrobras), B, pfd. ...           Brazil            46,926,000         900,872
Cia Cervejaria Brahma, pfd. ................................           Brazil                14,000          11,056
Cia Energetica de Minas Gerais (Cemig), Br., pfd. ..........           Brazil             4,089,000          71,423
Cia Vale do Rio Doce, A, pfd. ..............................           Brazil                21,340         580,888
Companhia Paranaense de Energia-Copel, B, pfd. .............           Brazil            12,004,000         101,466
*Companhia Riograndense de Telecom, A, pfd. ................           Brazil               193,000          87,375
Copene-Petroquimica do Nordeste SA, A, pfd. ................           Brazil                45,000          15,499
Electropaulo Metropolitana SA, pfd. ........................           Brazil               993,000          74,318
Embratel Participacoes SA, pfd. ............................           Brazil             3,264,000          83,050
Investimentos Itau SA, pfd. ................................           Brazil               632,200         615,897
Investimentos Itau SA, pfd., new............................           Brazil                59,556          56,345
Petroleo Brasileiro SA, pfd. ...............................           Brazil             1,349,000         364,887
*Siam Commercial Bank, cvt., 144A, 5.25%, fgn., pfd. .......          Thailand              364,700         291,779
Tele Centro Sul Participacoes SA, pfd. .....................           Brazil            24,420,000         397,157

                                                                              15
PAGE
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (CONT.)

                                                                      COUNTRY             SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONT.)
Telecomunicacoes de Sao Paulo SA, ADR, pfd. ................           Brazil                18,950     $   562,578
Tele Norte Leste Participacoes SA, pfd. ....................           Brazil            20,808,000         556,867
Tele Sudeste Celular Participacoes SA, pfd. ................           Brazil            30,679,000         309,076
                                                                                                        -----------
TOTAL PREFERRED STOCKS (COST $4,688,618)....................                                              5,382,510
                                                                                                        -----------
                                                                                         PRINCIPAL
                                                                                         AMOUNT**
                                                                                        -----------
BONDS - CORPORATE 6.3%
Astra Overseas Finance NV, Reg S, FRN:
  Series I, 6.688%, 12/31/01................................        Netherlands         $    26,000          22,620
  Series II, 6.688%, 6/30/05................................        Netherlands              89,000          66,305
  *Series III, zero cpn., 6/30/06...........................        Netherlands             113,000          44,070
Banco Nacional Obra Serv., 9.625%, 11/15/03.................           Mexico               125,000         127,500
Bepensa SA, 144A, 9.75%, 9/30/04............................           Mexico               270,000         253,125
Cellco Finance NV, 144A, 15.00%, 8/01/05....................        Netherlands             300,000         326,760
Cemex SA, 144A, 10.75%, 7/15/00.............................           Mexico               230,000         233,162
Companhia Paranaense de Energia-Copel, 9.75%, 5/02/05.......           Brazil               200,000         198,480
+*Essar Steel Ltd., 144A, FRN, 8.025%, 7/20/99..............           India                 30,000          20,700
Hanvit Bank, 144A, 12.75%, 3/01/10..........................        South Korea             400,000         414,000
Pera Financial Services, 144A, 9.375%, 10/15/02.............           Turkey               300,000         289,500
Petroleos Mexicanos, 9.375%, 12/02/08.......................           Mexico               200,000         206,000
Philippine Long Distance Telephone Co.:
  10.625%, 6/02/04..........................................        Philippines             500,000         505,000
  9.25%, 6/30/06............................................        Philippines             490,000         466,137
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02.....           Mexico               197,398         152,983
PT Indah Kiat Finance Mauritius Ltd., 144A, 10.00%,
  7/01/07...................................................         Indonesia              625,000         435,938
Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/01...........         Indonesia              250,000         227,500
                                                                                                        -----------
TOTAL BONDS - CORPORATE (COST $4,295,471)...................                                              3,989,780
                                                                                                        -----------
BONDS - GOVERNMENT & GOVERNMENT AGENCIES 29.1%
Minfin of Russia:
  144A, 10.00%, 6/26/07.....................................           Russia               810,000         608,209
  Reg S, 10.00%, 6/26/07....................................           Russia               300,000         225,262
Republic of Argentina:
  8.75%, 5/09/02............................................         Argentina              325,000         317,119
  11.00%, 10/09/06..........................................         Argentina              225,000         222,750
  11.75%, 4/07/09...........................................         Argentina              805,000         795,944
  11.375%, 3/15/10..........................................         Argentina              650,000         630,013
  11.375%, 1/30/17..........................................         Argentina              300,000         292,687
  9.75%, 9/19/27............................................         Argentina              990,000         858,825
Republic of Brazil:
  11.625%, 4/15/04..........................................           Brazil               200,000         201,050
  9.375%, 4/07/08...........................................           Brazil               950,000         843,125
  14.50%, 10/15/09..........................................           Brazil             1,440,000       1,571,040
  FRN, 7.00%, 4/15/12.......................................           Brazil             1,115,000         847,400
  FRN, 5.75%, 4/15/24.......................................           Brazil               500,000         327,500
  10.125%, 5/15/27..........................................           Brazil             1,075,000         874,512

 16
PAGE
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (CONT.)

                                                                                         PRINCIPAL
                                                                      COUNTRY            AMOUNT**          VALUE
-------------------------------------------------------------------------------------------------------------------
BONDS - GOVERNMENT & GOVERNMENT AGENCIES (CONT.)
Republic of Bulgaria:
  FRN, 7.0625%, 7/28/11.....................................          Bulgaria          $   500,000     $   398,440
  Series A, FRN, 7.0625%, 7/28/24...........................          Bulgaria              410,000         332,998
Republic of Columbia, 9.75%, 4/23/09........................          Colombia              300,000         280,371
Republic of Ecuador:
  +144A, 11.25%, 4/25/02....................................          Ecuador               380,000         142,500
  +Reg S, 11.25%, 4/25/02...................................          Ecuador               670,000         251,250
Republic of Panama:
  FRN, 7.0013%, 5/14/02.....................................           Panama               192,324         190,401
  9.375%, 4/01/29...........................................           Panama               250,000         239,875
Republic of Peru, FRN, 4.50%, 3/07/17.......................            Peru                200,000         133,750
Republic of Philippines, 9.875%, 3/16/10....................        Philippines             100,000          95,750
Republic of Turkey:
  144A, 9.875%, 2/23/05.....................................           Turkey               500,000         486,250
  144A, 10.00%, 9/19/07.....................................           Turkey             1,230,000       1,184,951
  11.875%, 1/15/30..........................................           Turkey             1,000,000       1,061,250
Republic of Venezuela:
  144A, 9.125%, 6/18/07.....................................         Venezuela              280,000         226,800
  Reg S, 9.125%, 6/18/07....................................         Venezuela              300,000         243,000
  9.25%, 9/15/27............................................         Venezuela            2,660,000       1,758,094
SEI Holdings IX Inc., 144A, 11.00%, 11/30/00................    Trinidad and Tobago         210,000         210,000
United Mexican States:
  9.75%, 4/06/05............................................           Mexico               250,000         262,813
  9.875%, 1/15/07...........................................           Mexico             1,120,000       1,173,480
  8.625%, 3/12/08...........................................           Mexico               825,000         806,231
  11.375%, 9/15/16..........................................           Mexico               300,000         357,375
                                                                                                        -----------
TOTAL BONDS - GOVERNMENT & GOVERNMENT AGENCIES (COST
  $20,060,044)..............................................                                             18,451,015
                                                                                                        -----------
SHORT TERM INVESTMENTS 1.5%
Den Danske Bank, 6.25%, 4/03/00, Time Deposit...............       United States            371,000         371,000
U.S. Treasury Bills, 5.590% to 5.715% with maturities to
  6/29/00...................................................       United States            596,000         588,484
                                                                                                        -----------
TOTAL SHORT TERM INVESTMENTS (COST $959,314)................                                                959,484
                                                                                                        -----------
TOTAL INVESTMENTS (COST $55,980,807) 98.4%..................                                             62,485,111
OTHER ASSETS, LESS LIABILITIES 1.6%.........................                                              1,019,565
                                                                                                        -----------
TOTAL NET ASSETS 100.0%.....................................                                            $63,504,676
                                                                                                        ===========

*Non-income producing.
**Securities denominated in U.S. dollars.
+Represents defaulted bonds.
                       See Notes to Financial Statements.
                                                                              17
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000

Assets:
 Investments in securities, at value (cost $55,980,807).....    $62,485,111
 Cash.......................................................        950,282
 Receivables:
  Investment securities sold................................        247,467
  Dividends and interest....................................        839,068
                                                                -----------
      Total assets..........................................     64,521,928
                                                                -----------
Liabilities:
 Payables:
  Investment securities purchased...........................        819,217
  To affiliates.............................................         81,597
 Accrued expenses...........................................        116,438
                                                                -----------
      Total liabilities.....................................      1,017,252
                                                                -----------
Net assets, at value........................................    $63,504,676
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $   548,702
 Net unrealized appreciation................................      6,510,052
 Accumulated net realized loss..............................     (4,552,143)
 Capital shares.............................................     60,998,065
                                                                -----------
Net assets, at value........................................    $63,504,676
                                                                ===========
Net asset value per share ($63,504,676 / 4,384,710 shares
  outstanding)..............................................         $14.48
                                                                ===========

                       See Notes to Financial Statements.
 18
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2000

Investment Income:
 (net of foreign taxes of $96,539)
 Dividends..................................................    $   939,976
 Interest...................................................      2,339,060
                                                                -----------
      Total investment income...............................                   $ 3,279,036
Expenses:
 Management fees (Note 3)...................................        756,199
 Administrative fees (Note 3)...............................        151,240
 Transfer agent fees........................................         29,079
 Custodian fees.............................................         52,852
 Reports to shareholders....................................         35,896
 Registration and filing fees...............................         16,170
 Professional fees..........................................         75,977
 Directors' fees and expenses...............................          6,628
 Other......................................................         15,654
                                                                -----------
      Total expenses........................................                     1,139,695
                                                                               -----------
            Net investment income...........................                     2,139,341
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments (net of foreign taxes $55,501)................     (2,710,726)
  Foreign currency transactions.............................        (36,765)
                                                                -----------
      Net realized loss.....................................                    (2,747,491)
 Net unrealized appreciation on:
  Investments...............................................     14,828,669
  Translation of assets and liabilities denominated in
    foreign currencies......................................        277,279
                                                                -----------
      Net unrealized appreciation...........................                    15,105,948
                                                                               -----------
Net realized and unrealized gain............................                    12,358,457
                                                                               -----------
Net increase in net assets resulting from operations........                   $14,497,798
                                                                               ===========

                       See Notes to Financial Statements.
                                                                              19
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2000 AND 1999

                                                                   2000              1999
                                                                -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 2,139,341       $ 2,466,616
  Net realized loss from investments and foreign currency
   transactions.............................................     (2,747,491)         (854,332)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................     15,105,948        (6,901,700)
                                                                -----------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     14,497,798        (5,289,416)

 Distributions to shareholders from:
  Net investment income:....................................     (2,425,622)       (1,797,731)
                                                                -----------------------------
    Net increase (decrease) in net assets...................     12,072,176        (7,087,147)

Net assets:
 Beginning of year..........................................     51,432,500        58,519,647
                                                                -----------------------------
 End of year................................................    $63,504,676       $51,432,500
                                                                =============================

Undistributed net investment income included in net assets:
 End of year................................................    $   548,702       $   889,812
                                                                =============================

                       See Notes to Financial Statements.
 20
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Appreciation Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks capital appreciation by investing substantially all of its assets in a portfolio of equity securities and debt obligations of issuers in emerging market countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Certain countries in which the Fund invests have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Fund's ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of March 31, 2000, the Fund has investments and cash with a value of approximately $450,000 in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

                                                                              21


PAGE
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
c. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At March 31, 2000, there were 100,000,000 shares authorized ($0.01 par value). During the years ended March 31, 2000 and March 31, 1999, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Limited (TAML), Templeton Investment Counsel, Inc. (TICI), and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager, sub-advisor, and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. TAML has entered into a sub-advisory agreement with TICI, whereby TICI manages the debt component of the Fund's portfolio. TAML pays to TICI a fee of 0.30% per year of the Fund's average daily net assets. TAML pays an economic consulting and shareholder servicing fee to Paine Webber Group Inc. of 0.10% per year of the average daily net assets of the Fund. The Fund pays FT Service an administrative fee of 0.25% per year of the Fund's average daily net assets, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services, subject to a minimum monthly fee of $8,333.

 22
PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At March 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $56,357,633 was as follows:

Unrealized appreciation.....................................  $11,547,422
Unrealized depreciation.....................................   (5,419,944)
                                                              -----------
Net unrealized appreciation.................................  $ 6,127,478
                                                              ===========

Net realized capital losses differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales, passive foreign investment companies, and losses realized subsequent to October 31, on the sale of securities.

At March 31, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2007........................................................  $  396,155
2008........................................................   3,261,368
                                                              ----------
                                                              $3,657,523
                                                              ==========

At March 31, 2000, the Fund has deferred capital and currency losses occurring subsequent to October 31, 1999 of $547,816. For tax purposes, such losses will be reflected in the year ending March 31, 2001.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2000 aggregated $31,885,273 and $33,369,410, respectively.

                                                                              23
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
INDEPENDENT AUDITOR'S REPORT
To the Board of Directors and Shareholders of Templeton Emerging Markets Appreciation Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Appreciation Fund, Inc. at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended March 31, 1999, including the financial highlights for each of the four years in the period then ended were audited by other independent accountants whose report dated April 30, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
April 28, 2000

 24
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Tax Designation

At March 31, 2000, more than 50% of the Templeton Emerging Markets Appreciation Fund Inc.'s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to shareholders in May 2000.

                                                                 FOREIGN TAX       FOREIGN SOURCE
                          COUNTRY                               PAID PER SHARE    INCOME PER SHARE
--------------------------------------------------------------------------------------------------
Argentina...................................................       $ 0.0000           $ 0.0559
Austria.....................................................         0.0003             0.0012
Brazil......................................................         0.0087             0.1064
Bulgaria....................................................         0.0000             0.0100
Chile.......................................................         0.0008             0.0020
Colombia....................................................         0.0000             0.0042
Czech Republic..............................................         0.0001             0.0005
Denmark.....................................................         0.0000             0.0011
Ecuador.....................................................         0.0000             0.0048
Egypt.......................................................         0.0000             0.0001
Germany.....................................................         0.0000             0.0014
Ghana.......................................................         0.0000             0.0002
Hong Kong...................................................         0.0000             0.0186
Hungary.....................................................         0.0005             0.0016
India.......................................................         0.0000             0.0009
Indonesia...................................................         0.0008             0.0213
Israel......................................................         0.0001             0.0006
Luxembourg..................................................         0.0000             0.0006
Malaysia....................................................         0.0000             0.0033
Mexico......................................................         0.0010             0.0842
Pakistan....................................................         0.0003             0.0011
Panama......................................................         0.0000             0.0045
Peru........................................................         0.0000             0.0030
Philippines.................................................         0.0003             0.0156
Poland......................................................         0.0002             0.0031
Russia......................................................         0.0000             0.0176
Singapore...................................................         0.0000             0.0124
South Africa................................................         0.0000             0.0165
South Korea.................................................         0.0016             0.0070
Taiwan......................................................         0.0000             0.0001
Thailand....................................................         0.0008             0.0052
Trinidad and Tobago.........................................         0.0000             0.0035
Turkey......................................................         0.0000             0.0407
United Kingdom..............................................         0.0001             0.0006
Venezuela...................................................         0.0001             0.0453
                                                                ----------------------------------
TOTAL.......................................................       $ 0.0157           $ 0.4951
                                                                ==================================

In January 2001, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2000. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                                                              25
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Annual Meeting of Shareholders, September 23, 1999

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on September 23, 1999. The purpose of the meeting was to elect five Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent auditors for the fiscal year ending March 31, 2000; and in their discretion, to authorize the proxyholders to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: John Wm. Galbraith, Rupert H. Johnson, Jr., Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps.* Shareholders ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 2000. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of five (5) Directors:

                                                                                % OF                           % OF
                                                                             OUTSTANDING                    OUTSTANDING
TERM EXPIRING 2002:                                              FOR           SHARES         WITHHELD        SHARES
-----------------------------------------------------------------------------------------------------------------------
John Wm. Galbraith..........................................  3,782,672        86.27%          69,709          1.59%
Rupert H. Johnson, Jr. .....................................  3,752,241        85.58%         100,140          2.28%
Betty P. Krahmer............................................  3,784,881        86.32%          67,500          1.54%
Gordon S. Macklin...........................................  3,787,966        86.39%          64,415          1.47%
Fred R. Millsaps............................................  3,747,944        85.48%         104,437          2.38%

2. The ratification of the selection of PricewaterhouseCoopers LLP, as independent auditors of the Fund for the fiscal year ending March 31, 2000:

              % OF                    % OF                    % OF                      % OF
           OUTSTANDING             OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR       SHARES      AGAINST     SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
------------------------------------------------------------------------------------------------
3,820,529    87.13%      14,331         33%      17,520        .40%         --           --

3. The transaction of any other business that may properly come before the meeting:

                                                                                % OF           % OF
                                                               NO. OF        OUTSTANDING      SHARES
                                                               SHARES          SHARES          VOTED
                                                              ---------------------------------------
For.........................................................  3,450,541        78.69%          89.57%
Against.....................................................    267,404         6.10%           6.94%
Abstain.....................................................    134,436         3.07%           3.49%
Broker Non-Votes............................................         --            --              --
                                                              ---------        ------         -------
TOTAL.......................................................  3,852,381        87.86%         100.00%

*Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Martin L. Flanagan, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson and Constantine Dean Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

 26

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Appreciation Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

                                                                              27
PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.chasemellon.com

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Appreciation Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TEA." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividend and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value may be obtained when available on a two business day delay basis by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS") on a one business day delay basis.

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Appreciation Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

 28

PAGE


[FRANKLIN TEMPLETON LOGO]
Templeton Emerging Markets Appreciation Fund, Inc.
100 Fountain Parkway, P.O. Box 33030
St. Petersburg, FL 33733-8030



Annual Report

TEMPLETON EMERGING MARKETS
APPRECIATION FUND, INC.

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, California 94105

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
www.chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TLTEA A00 05/00                   [LOGO OMITTED] Printed on recycled paper